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                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549


                                 FORM 8-K

                              CURRENT REPORT


     Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): January 1, 1999



                  OPPORTUNITY MANAGEMENT COMPANY, INC.
         (Exact name of registrant as specified in its charter)

        Washington                   33-68700-S             91-1427776
(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)         Identification No.)

                        12904 East Nora, Suite A
                       Spokane, Washington 99216
                (Address of principal executive offices)

   Registrant's telephone number, including area code: (509) 928-6545

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Item 4.  Changes in Registrant's Certifying Accountant.

Effective January 1, 1999, McFarland & Alton, P.S., the registrant's independent certified public accountant, merged its practice with Moss Adams LLP. Consequently, the independent certified public accountants for future Exchange Act filings by the registrant will be Moss Adams LLP.

McFarland & Alton, P.S. audited the registrant's financial statements as of December 31, 1997, and for the year then ended, and rendered its unqualified opinion thereon. There have been no disagreements between the registrant and McFarland & Alton, P.S. up to the date of this report. The registrant did not consult with Moss Adams LLP prior to the effective date of the merger.

Item 7.  Financial Statements and Exhibits.

No financial statements are required to be included as part of this report.



                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OPPORTUNITY MANAGEMENT COMPANY, INC.


By:  /s/ H. E. Brazington
    _______________________________

    H. E. Brazington, its President

Dated: February 5, 1999